                                 AMENDMENT NO. 8
                             TO AMENDED AND RESTATED
                      AGREEMENT AND DECLARATION OF TRUST OF
                                AIM EQUITY FUNDS



                  This Amendment No. 8 to the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (this "Amendment") amends, effective as of February 25 , 2005, the Amended and Restated Agreement and Declaration of Trust of AIM Equity Funds (the "Trust") dated as of May 15, 2002, as amended (the "Agreement").

                  Under Section 9.7 of the Agreement, this Amendment may be executed by a duly authorized officer of the Trust.

                  WHEREAS, the Trust desires to establish and designate Investor Class Shares as an additional share class of AIM Diversified Dividend Fund;

                  NOW, THEREFORE, the Agreement is hereby amended as follows:

         1. Schedule A of the Agreement is hereby amended and restated to read in its entirety as set forth on Exhibit 1 to this Amendment.

         2. All references in the Agreement to "this Agreement" shall mean the Agreement as amended by this Amendment.

         3. Except as specifically amended by this Amendment, the Agreement is hereby confirmed and remains in full force and effect.

         IN WITNESS WHEREOF, the undersigned, a duly authorized officer of the Trust, has executed this Amendment as of February 25 , 2005.


                                               By: /s/ Robert H. Graham
                                                   --------------------
                                               Name: Robert H. Graham
                                               Title: President

                          EXHIBIT 1 TO AMENDMENT NO. 8
                                       TO
                              AMENDED AND RESTATED
                       AGREEMENT AND DECLARATION OF TRUST
                               OF AIM EQUITY FUNDS


                                   "SCHEDULE A

                                AIM EQUITY FUNDS
                         PORTFOLIOS AND CLASSES THEREOF


PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
AIM Aggressive Growth Fund              Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Blue Chip Fund                      Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Capital Development Fund            Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Charter Fund                        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Constellation Fund                  Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Core Strategies Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

PORTFOLIO                               CLASSES OF EACH PORTFOLIO
---------                               -------------------------
AIM Dent Demographic Trends Fund        Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM Diversified Dividend Fund           Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Emerging Growth Fund                Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM Large Cap Basic Value Fund          Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Large Cap Growth Fund               Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares
                                        Investor Class Shares

AIM Mid Cap Growth Fund                 Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares

AIM Select Basic Value Fund             Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares

AIM U.S. Growth Fund                    Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Institutional Class Shares
AIM Weingarten Fund                     Class A Shares
                                        Class B Shares
                                        Class C Shares
                                        Class R Shares
                                        Institutional Class Shares"